EXHIBIT "A"

                   Revolving Credit Note

                REVOLVING CREDIT NOTE


   $9,000,000.00            Dallas, Texas       September 21, 1993


       FOR VALUE RECEIVED, the undersigned, EL CHICO RESTAURANTS, INC., a Texas corporation ("Maker"), hereby promises to pay to the order of TEXAS COMMERCE BANK, NATIONAL ASSOCIATION, a national banking association ("Payee"), at its offices at 2200 Ross Avenue, Post Office Box 660197, Dallas, Texas 75266-0197, on December 31, 1996, in lawful money of the United States of America, the principal sum of NINE MILLION AND NO/100 DOLLARS ($9,000,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining, as herein specified.

       This Note has been executed and delivered by Maker pursuant to the terms of that certain Loan Agreement of even date herewith between Maker and Payee (as the same may be amended, supplemented or modified from time to time, the "Agreement") and is the Revolving Credit Note described therein. Capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Agreement. Reference is hereby made to the Agreement for provisions affecting this Note including, but not limited to, provisions regarding interest rates, repayments, prepayments, Events of Default and Payee's rights as a result of the occurrence thereof.

       The outstanding principal balance hereof shall bear interest prior to maturity at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate, or (b) the Applicable Rate, each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, if at any time the Applicable Rate shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on the outstanding principal balance hereof shall be due and payable as follows:

                  (ii) in the case of Prime Rate Advances, on each Quarterly Payment Date;

                  (ii) in the case of each Eurodollar Advance, on the last day of the Interest Period with respect thereto and, in the case of an Interest Period greater than three (3) months, at three-month intervals after the first day of such Interest Period; and

                 (iii)     on the Termination Date.

   All past due principal and interest shall bear interest at the Default
   Rate.

       Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

       Maker may prepay the principal of this Note upon the terms and conditions specified in the Agreement. Maker may borrow, repay, and reborrow hereunder upon the terms and conditions specified in the Agreement.

       Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker and Payee shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and
   (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

       Upon the occurrence of any Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Note immediately due and payable without notice (including, without limitation, notice of acceleration and notice of intent to accelerate), demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable. Failure of the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

       If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all reasonable costs, expenses, and fees incurred by the holder, including reasonable attorneys' fees.

       THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE IS PERFORMABLE IN DALLAS COUNTY, TEXAS.

       Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

       Maker hereby authorizes the holder hereof to endorse on the Schedule attached to this Note or any continuation thereof the amount and type of all Advances made to Maker hereunder and all continuations, conversions, and payments of principal in respect of such Advances, which endorsements shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, any failure by the holder hereof to make any endorsement shall not limit or otherwise affect the obligations of Maker under the Agreement or this Note.

                              EL CHICO RESTAURANTS, INC.



                              By:
                                 Lawrence E. White
                                 Executive Vice President


                              By:
                                 John A. Cuellar
                                 Senior Vice President






FILE: REVNOT
092093sdm1
ELCH T2408-16800

                          Schedule


                                              Amount of
   Date Made,                                Principal      Unpaid
   Continued,                   Amount       Continued,    Principal
   Converted,        Type of      of         Converted,     Balance
   or Paid           Advance     Advance      or Paid       of Note
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